JOINT FILER INFORMATION
                             -----------------------



Name:                                  City of London Investment Management
----                                   Company Limited


Address:                               10 Eastcheap
-------                                London EC3M ILX, England


Designated Filer:                      City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:              Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     November 16, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited


                                       By: /S/ Barry Olliff
                                           -------------------------------------
                                       Name: Barry Olliff, Chief Investment
                                             Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name:                                  City of London Investment Management
                                       Company Limited
----

Address:                               10 Eastcheap
-------                                London EC3M ILX, England


Designated Filer:                      The Investable Emerging Markets Country
----------------                       Fund

Issuer and Ticker Symbol:              Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement:     November 16, 2006
---------------------------------

Signature:                             City of London Investment Management
---------                              Company Limited



                                       By: /S/ Barry Olliff
                                          -------------------------------------
                                       Name: Barry Olliff, Chief Investment
                                             Officer